Exhibit 10.7

Addendum No. 6 to Upland Mining Lease

MHT No. 9400248

THIS ADDENDUM NO. 6 (this “Addendum”), effective as of June 30, 2023, to that certain Upland Mining Lease MHT No. 9400248 effective as of July 1, 2004, as heretofore amended (as so amended, the “Lease”), made by and between

(1)

the Alaska Mental Health Trust Authority (“Trust Authority”), a public corporation within the Alaska Department of Revenue (AS 47.30.011 et seq.), acting by and through the State of Alaska, Department of Natural Resources, Trust Land Office (“TLO”), pursuant to AS 37.14.009(a)(2) and AS 38.05.801 (the Trust Authority and the TLO are collectively the Lessor under the Lease and are referred to herein as the “TLO”),

and

(2)	Tower Hill Mines, Inc. (“Lessee”), an Alaska corporation formerly known as Talon Gold Alaska, Inc. that is successor-in-interest under the Lease to original lessee AngloGold (U.S.A.) Exploration Inc.,

WITNESSETH:

WHEREAS, the TLO has determined that it is in the best interest of the Trust Authority to enter into this Addendum; and

WHEREAS, Lessee desires to enter into this Addendum,

NOW, THEREFORE, in consideration of the amendments to the Lease set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1.	Amendments to Paragraph 5 of the Lease.

Paragraph 5 is hereby replaced in its entirety with the following:

5. Term.

Unless sooner terminated, pursuant to the terms of this Lease, this Lease shall remain in effect for 29 years from the Effective Date and (a) so long thereafter as Commercial Production of Minerals from the Leased Area continues or (b) if Commercial Production of Minerals from the Leased Area has not commenced prior to July 1, 2033, or is not occurring during each Lease Year thereafter, then the Lease may be extended in one year increments so long as Lessee is in compliance with all Lease terms, including payment of Advance Minimum Royalty as provided in Paragraph 7(a), unless the TLO determines, in its sole discretion, that the Lessee is not diligently pursuing development of the Lease, in which case the Lease can be terminated at the TLO’s discretion.

2.	Amendments to Paragraph 6 of the Lease.

Paragraph 6. Work Commitment, is hereby amended by first deleting the first paragraph immediately following (e) and then inserting all of the following after (e):

(f) Lease Year 20	$65 per acre per year
(g) Lease Years 21-24	$85 per acre per year
(h)Lease Years 25-29	$100 per acre per year

If Lessee incurs Work Expenditures in excess of the amount required for Lease Year 20 or any subsequent Lease Year, the excess shall be carried forward and applied against future Work Expenditure requirements arising under this Paragraph 6. Work Expenditures incurred prior to Year 20 shall not apply against subsequent Work Expenditure requirements.

3.	Amendments to Paragraph 7 of the Lease.

Paragraph 7.(a) Advance Royalty, is hereby expanded with the following insertion at the end of Paragraph 7.(a):

Notwithstanding other provisions of this Lease, the Advance Royalty for Year 21 of the Lease shall be 9,970 acres x $45.70/acre x 262.806/260.576 CPI-U factor = $459,528.26 payable prior to June 30, 2024 plus 3,016 acres x $45.70/acre x 262.806/260.576 CPI-U factor divided by 2 = $69,505.38 payable within 10 days of the execution of this Addendum 6.

4.	Amendments to Attachment A of the Lease.

Attachment A Description of Leased Area is hereby replaced in its entirety with the Attachment A affixed hereto.

ADDENDUM NO. 6 TO Upland Mining Lease—Page 2

IN WITNESS HEREOF, the parties hereto have executed, delivered, and accepted this Lease effective as of the Effective Date.

ALASKA MENTAL HEALTH TRUST AUTHORITY

By:	State of Alaska
Department of Natural Resources
Trust Land Office

	By:	/s/ Jusdi Warner
Jusdi Warner
Executive Director

TOWER HILL MINES, INC.

	By:	/s/ Karl Hanneman
Karl Hanneman
President

ADDENDUM NO. 6 TO Upland Mining Lease—Page 3

STATE OF ALASKA                                      )

                                                                         ) ss.

THIRD JUDICIAL DISTRICT                       )

This certifies that on the 13th day of December 2024, the foregoing instrument was acknowledged before me by Jusdi Warner, Executive Director of the TRUST LAND OFFICE within the State of Alaska Department of Natural Resources, on behalf of said office acting pursuant to AS 37.14.009(a)(2) and AS 38.05.801 on its own behalf and for the ALASKA MENTAL HEALTH TRUST AUTHORITY.

/s/ Tracy R. Salinas
Notary Public for the State of Alaska
My commission expires with office

STATE OF ALASKA                                      )

                                                                         ) ss.

FOURTH JUDICIAL DISTRICT                   )

This certifies that on the 6th day of December 2024, the foregoing instrument was acknowledged before me by Karl Hanneman, President of TOWER HILL MINES, INC., an Alaska corporation, on behalf of said corporation.

/s/ Lindsey Pickard
Notary Public for the State of Alaska
My commission expires 7/10/2025

ADDENDUM NO. 6 TO Upland Mining Lease—Page 4

Attachment A

MHT 9400248

Description of Leased Area

Township 8 North, Range 4 West, Fairbanks Meridian, Alaska

Section 5: Lots 1 through 7, inclusive, NE1/4NE1/4, S1/2NE1/4, N1/2SW1/4, SE1/4;

Section 6: Lots 1 through 12, inclusive, NE1/4SE1/4;

Section 7: Lots 1 through 9, inclusive, SW1/4NE1/4, E1/2NW1/4, E1/2SW1/4, W1/2SE1/4, SE1/4SE1/4;

Section 8: Lots 1 through 7, inclusive, NE1/4, E1/2SE1/4;

Section 17: Lots 1 through 4, inclusive, NE1/4, S1/2;

Section 18: Lots 1 through 4, inclusive, E1/2, E1/2W1/2;

Section 19: Lots 1 through 4, inclusive, E1/2, E1/2W1/2;

Section 20: All;

Section 27: All;

Section 28: All;

Section 29: All;

Section 30: Lots 1 through 4, inclusive, E1/2, E1/2W1/2;

Section 33: All;

Section 34: All.

Excluding mining claim recordations F-60602 through F-60606, F-61269 through F-61272, F-61380 through F-61383, F-61385 through F-61389, F-61392, F-61499 through F-61501, F-64359 and F-64360, which appear to fall within Sections 4 through 9.

Township 8 North, Range 5 West, Fairbanks Meridian, Alaska

Section 1: Lots 1 through 5, inclusive, N1/2, N1/2SW1/4;

Section 2: Lot 1, N1/2, SW1/4, N1/2SE1/4, SW1/4SE1/4;

Section 3: All;

Section 10: Lots 1 through 4, inclusive, N1/2, W1/2SW1/4;

Section 11: Lots 1 through 10, inclusive, NE1/4SE1/4, S1/2SE1/4;

Section 12: Lots 1 through 8, inclusive, NE1/4, E1/2SE1/4;

Section 13: All;

Section 14: Lot 1, NE1/4, E1/2NW1/4, SW1/4NW1/4, S1/2;

Section 15: Lots 1 through 8, inclusive, NW1/4NW1/4, SE1/4SW1/4, SE1/4;

Section 16: Lots 1 and 2, N1/2, SW1/4, W1/2SE1/4;

Section 21: All;

ADDENDUM NO. 6 TO Upland Mining Lease—Page 5

Section 22: Lots 1 through 4, inclusive, N1/2NE1/4, E1/2NW1/4, SW1/4NW1/4, SW1/4, W1/2SE/14, SE1/4SE1/4;

Section 23: Lots 1 and 2, E1/2, E1/2NW1/4, SW1/4;

Section 24: All;

Section 25: Lots 1 through 9, inclusive, N1/2NE1/4, E1/2NW1/4, NE1/4SW1/4, S1/2SW1/4;

Section 26: Lots 1 through 5, inclusive, W1/2E1/2, W1/2;

Section 27: All;

Section 28: All;

Section 33: All;

Section 34: All.

Excluding mining claim recordations F-37580 through F-37585, F-55452 through F-55471, F-61249, F-61250, F-61256 through F-61270, F-61273 through F- 61278, F-61322 through F-61379, F-61381, F-61382, F-61477, F-61498, F-61693 through F-61699, F61704, F-61706, F-61708 through F-61713, and F-63466, which appear to fall within Sections 1, 2, 3, 10, 11, 12, 13 through 16, and 21 through 28.

Township 9 North, Range 4 West, Fairbanks Meridian, Alaska

Section 31: All;

Section 32: All;

Section 33: All.

Excluding U.S. Mineral Survey Nos. 1609 and 1641, also excluding mining claim recordations F-61279 through F-61315, F-61389 through F-61396, F-61399, F- 61400, F-61402 through F-61420, F-61478 through F-61494, F-61502 through F- 61508, F-63461, F-63462, F-74190, and F-74191, which appear to fall within Sections 14, 16, 20, 21, 27 through 29, and 31 through 33.

Also Excluding from all of the above, the following State Mining Claims:

ADL 330936, ADL 330937, ADL 330938, ADL 330939, ADL 330940, ADL 330941,

ADL 330942, ADL 330943, ADL 330946, ADL 330947, ADL 330948, ADL 330951,

ADL 330952, ADL 330953, ADL 330954, ADL 330957, ADL 330958, ADL 330959,

ADL 330960, ADL 330963, ADL 330964, ADL 330965, ADL 330970, ADL 330971,

ADL 330972, ADL 330977, ADL 338477, ADL 338478, ADL 338479, ADL 338480,

ADL 338481, ADL 338482, ADL 338483, ADL 338484, ADL 338485, ADL 338486,

ADL 338487, ADL 338488, ADL 338489, ADL 338490, ADL 338491, ADL 338492,

ADL 338493, ADL 338494, ADL 338495, ADL 338496, ADL 338497, ADL 338498,

ADL 338499, ADL 338500, ADL 338501, ADL 338503, ADL 338504, ADL 338505,

ADL 338506, ADL 338507, ADL 338508, ADL 338509, ADL 338510, ADL 338511,

ADL 338512, ADL 338513, ADL 338514, ADL 338515, ADL 338516, ADL 338517,

ADL 338518, ADL 338519, ADL 338520, ADL 338521, ADL 338522, ADL 347945,

ADDENDUM NO. 6 TO Upland Mining Lease—Page 6

ADL 347946, ADL 347949, ADL 347950, ADL 347951, ADL 347952, ADL 347953,

ADL 347955, ADL 347956, ADL 347957, ADL 347958, ADL 347959, ADL 347960,

ADL 347961, ADL 347962, ADL 347963, ADL 347964, ADL 347965, ADL 347966,

ADL 347967, ADL 347968, ADL 347969, ADL 347970, ADL 347971, ADL 347972,

ADL 347973, ADL 347974, ADL 347975, ADL 347976, ADL 347977, ADL 347978,

ADL 347979, ADL 347980, ADL 348802, ADL 348803, ADL 348804, ADL 348805,

ADL 348806, ADL 348807, ADL 348808, ADL 348809, ADL 348810, ADL 348811,

ADL 348812, ADL 348813, ADL 348814, ADL 348815, ADL 348816, ADL 348817,

ADL 348818, ADL 348819, ADL 348820, ADL 348821, ADL 348822, ADL 348823,

ADL 348824, ADL 348825, ADL 348826, ADL 348827, ADL 348828, ADL 348829,

ADL 348830, ADL 348831, ADL 348832, ADL 361326, ADL 361327, ADL 361328,

ADL 361329, ADL 361330, ADL 361331, ADL 361332, ADL 361333, ADL 361334,

ADL 361335, ADL 361349, ADL 361350, ADL 361351, ADL 361352, ADL 361353,

ADL 361354, ADL 361355, ADL 361356, ADL 361357, ADL 361358, ADL 361359,

ADL 361360, ADL 361361, ADL 361362, ADL 361363, ADL 361364, ADL 361365,

ADL 361366, ADL 361367, ADL 361368, ADL 532022.

Containing 12,986 acres, more or less.

According to the survey plats accepted by the United States Department of the Interior, Bureau of Land Management in Anchorage, Alaska on November 5, 1987 and January 7, 1991.

ADDENDUM NO. 6 TO Upland Mining Lease—Page 7